Approved: _______________
________________________
Michael J. Mulcahy, Secretary


GEHL COMPANY
1987 STOCK OPTION PLAN
(AS AMENDED)

1.PURPOSE. The purpose of the Gehl Company 1987 Stock Option Plan (the "Plan") is to promote the best interests of Gehl Company (the "Company") and its shareholders by providing key employees of the Company and its subsidiaries, as defined in Section 3, with an opportunity to acquire a proprietary interest in the Company and thereby develop a stronger incentive to put forth maximum effort for the continued success and growth of the Company. In addition, the opportunity to acquire a proprietary interest in the Company will aid in attracting and retaining key personnel of outstanding ability. It is intended that all of the options issued pursuant to the Plan will constitute nonstatutory stock options.

2.ADMINISTRATION. The Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board shall appoint a subcommittee of the Compensation and Benefits Committee to develop recommendations with respect to Board action hereunder (the "Committee"). The Committee shall consist of not less than three members of the Compensation and Benefits Committee of the Board who qualify as non-employee directors for the purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (or any successor provision thereto).

In accordance with the provisions of the Plan (and except as provided below), the Board shall select the key employees to whom options shall be granted; shall select the key employees to whom options shall be granted; shall determine the number of shares to be embraced in each option, the time at which the option is to be granted, the option period, the option price and the manner in which options become exercisable; and shall establish such other provisions of the option agreements as the Board may deem necessary or desirable. The Board may adopt such rules and regulations for carrying out the Plan as it may deem proper and in the best interest of the Company. The interpretation of any provision of the Plan by the Board and any determination on the matters referred to in this Section shall be final. Notwithstanding the above, with respect to any options granted to employees who are also directors of the Company, such grants, including the number of shares subject to and the terms and conditions of such options, shall be made only in accordance with the recommendations of the Committee.

3.ELIGIBILITY. Any key employee ("Employee") of the Company or its present and future subsidiaries, as defined in Section 425(f) of the Internal Revenue Code ("Subsidiaries"), including any such Employee who is also an officer or director of the Company or its Subsidiaries, whose judgment, initiative and efforts contribute materially to the successful performance of the Company or its Subsidiaries, shall be eligible to receive options under the Plan. No option may be granted under the Plan to any pearson who is then a member of the Committee.

4.SHARES SUBJECT TO THE PLAN. The shares to be subject to options under the Plan shall be shares of the Company's Common Stock, $2.00 par value ("Stock"),


and may be either authorized and unissued or treasury shares. The total amount of Stock for which options may be granted and which may be purchased pursuant to options under the Plan shall not exceed 106,000 shares, subject to adjustment as provided in Section 14; provided, however, that in the event an option granted under the Plan expires or is terminated unexercised as to any shares of Stock covered thereby, such shares shall thereafter be available for the granting of additional options under the Plan.

5.OPTION PRICE. The option price per share of Stock shall be fixed by the Board, but shall not be less than 100% of the fair market value, as determined by the Board, of a share of Stock on the date the option is granted.

6.GRANT OF OPTIONS. Subject to the terms and conditions of the Plan, the Board may, from time to time prior to the termination of the Plan, grant to such Employees as the Board may determine options to purchase such number of shares of Stock and on such terms and conditions as the Board may determine. More than one option may be granted to the same Employee. The day on which the Board approves the granting of an option shall be considered as the date on which such option is granted. Notwithstanding any other provision of the Plan to the contrary, in the case of any option granted to any Employee who is also a director of the Company, such grant shall be made and the terms and conditions of such grant shall be determined only in accordance with the recommendations of the Committee.

7.OPTION PERIOD. The Board shall determine the expiration date of each option, but such expiration date shall be not later than seven years after the date such option is granted.

8.VESTING OF OPTIONS. Subject to the provisions of Section 12 hereof, unless the Board shall otherwise determine on or prior to the date of grant of an option, such option may be exercised, in whole or in part, from and after the date it is granted in accordance with the following schedule:

        Elapsed Period of            Cumulative Percentage of
         Time After Date            Shares of Stock Subject to
        Option is Granted          Option Which May be Exercised
           One (1) Year                       33-1/3%
          Two (2) Years                       66-2/3%
         Three (3) Years                         100%

The right to purchase shares of Stock pursuant to the exercise of an option granted under the Plan shall be cumulative so that when the right to purchase any shares has accrued in accordance with the foregoing schedule, such shares or any part thereof, may be purchased at any time thereafter until the expiration or termination of the option.

9.CHANGE OF CONTROL. Notwithstanding the provisions of Section 8 hereof, in the event there is a "Change in Control of the Company" then from and after the date of such change of control all outstanding options granted under the Plan shall be immediately exercisable. For purposes of this Section 9, a "Change in Control of the Company" occurs when:

(a)securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding voting securities are acquired pursuant to a tender offer or an exchange offer; or

(b)the shareholders of the Company approve a merger or consolidation of the Company with any other corporation as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity are owned by the former shareholders of the Company (other than a shareholder who is an "affiliate", as defined in Rule 501(b) of Regulation D under the Securities Act of 1933, of any party to such consolidation or merger); or

(c)the shareholders of the Company approve the sale of substantially all of the Company's assets to a corporation which is not a wholly-owned subsidiary of the Company; or

(d)any person becomes the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities the effect of which (as determined by the Board) is to take over control of the Company; or

(e)during any period of two consecutive years, individuals who, at the beginning of such period, constituted the Board of the Company cease, for any reason, to constitute at least a majority thereof, unless the election or nomination for election of each new director was approved by the vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

10.EXERCISE OF OPTIONS. A person entitled to exercise an option may, subject to its terms and conditions and the terms and conditions of the Plan, exercise it in full at any time or in part from time to time by delivery to the Company at its principal office of a written notice of exercise specifying the number of shares with respect to which the option is being exercised. Any notice of exercise shall be accompanied by full payment of the option price of the shares being purchased (a) in cash or its equivalent; (b) with the consent of the Board, by delivering to the Company shares of Stock (valued at their fair market value at the date of exercise, as determined by the Board consistent with the method of valuation set forth in Section 5); or (c) with the consent of the Board, by any combination of (a) or (b). No shares shall be issued until full payment therefor has been made, and the granting of an option to an individual shall give such individual no rights as a shareholder except as to shares actually issued to him.

11.TRANSFERABILITY OF OPTIONS. No option shall be assignable or transferable by the optionee other than by will or the laws of descent and distribution and may be exercised during the life of the optionee only by the optionee.

12.TERMINATION OF OPTIONS. Except as hereinafter provided, an option granted under the Plan may be exercised only while the optionee is an Employee of the Company or its Subsidiaries and only if he has been continuously so employed since the date the option was granted. Subject to the terms of any option agreement, in the event an optionee ceases to be employed by the Company or a Subsidiary by reason of death, disability or retirement on or after attaining age 62, the option, to the extent not theretofore exercised, may be exercised in full as follows: (a) by the legal representative of the optionee at any time within one year after the date of termination of employment due to death; or (b) by the optionee or his legal representative at any time within one year after termination of the optionee's employment by reason of retirement on or after attaining age 62 or disability, but in either case no later than ten years after the date of grant. Subject to the terms of any option agreement, in the event the optionee is discharged or leaves the employ of the Company and its Subsidiaries for any reason other than death, disability or retirement on or after attaining age 62 the option, to the extent not theretofore exercised, shall immediately terminate and shall not be exercisable following such termination of employment.

13.RESTRICTIONS UPON TRANSFER OF STOCK.

(a)Shares of Stock acquired pursuant to the exercise of an option by an Employee under the Plan may not be sold, pledged, encumbered or otherwise disposed of or transferred in any manner, either voluntarily or by operation of law (all hereinafter collectively referred to as "transfer") except in accordance with and subject to Section 13(b), 13(c) and 13(d) hereof.

If the Employee is permitted to transfer his stock pursuant to Section 13(b) hereof, the Employee shall require the transferee, as a condition of the transfer of the Stock, to agree, in writing, that the Stock transferred shall be subject to all of the terms and conditions in Section 13(b) and 13(c) hereof.

(b)If the Employee should decide to transfer any of the Stock acquired pursuant to the Plan (other than pursuant to a transfer at death permitted pursuant to subsection 13(d)), such Employee shall first give written notice to the Company of such intent to transfer the Stock specifying the date of transfer, the proposed transferee and the consideration to be received upon such transfer (hereinafter referred to as "Selling Price"). Any such proposed transfer must be pursuant to a bona fide written offer from the proposed transferee.

Such written notice by the Selling Employee shall constitute an offer to sell the Stock to the Company at the Selling Price and upon the same terms as the proposed transfer. For a period of fifteen (15) days after the receipt of such notice, the Company shall have the right to purchase the selling Employee's stock.

If the Company fails to purchase all or any part of such Stock within fifteen
(15) days after receipt of written notice of the offer of sale from the Selling Employee, the Selling Employee shall be free to offer, transfer or otherwise dispose of such Stock not purchased by the Company for a price not less than that stated in the written notice for a period of thirty (30) days thereafter without restriction, but after such period expires, the restriction set forth above shall again apply.

(c)Shares of Stock purchased under the Plan may not be sold or otherwise disposed of unless registered under the Securities Act of 1933, as amended (the "1933 Act"), and/or any applicable state securities laws, except in a transaction which, in the opinion of counsel for the Company, is exempt from registration under the 1933 Act and any applicable state securities laws.

(d)An Employee shall be permitted to transfer his Stock (i) by bequest or descent upon the death of the Employee or (ii) by gift to the Employee's spouse or lineal descendants, provided, however, that the Stock so transferred shall remain subject to the benefits and restrictions of the Plan, including the mandatory right of first refusal provisions of subsection 13(b) hereof.

(e)Each certificate representing Stock acquired pursuant to the exercise of an option or by subsequent transfer under the Plan shall be endorsed on the face of each such certificate with a legend reading substantially as follows:

"Any sale, assignment, transfer, pledge or any other disposition of the shares of stock represented by this certificate, whether voluntary, involuntary or by operation of law, is restricted by, and subject to, the terms and provisions of a 1987 Stock Option Agreement dated as of ________________, 19 ___. A copy of such Agreement and of all amendments or supplements thereto is on file in the office of the Secretary of the Corporation. By acceptance of this certificate, the holder hereof agrees to be bound by the terms of said Agreement and all amendments or supplements thereto."

(f) The Board may impose such other restrictions on any shares of Stock granted pursuant to the Plan as it, in its sole discretion, may deem advisable.

(g)The restrictions on transfer in this Section 13, other than subsection (c), shall terminate at such time as the Stock of the Company is offered to the public pursuant to a registration statement declared effective by the Securities and Exchange Commission under the 1933 Act.

14.CAPITAL ADJUSTMENTS AFFECTING COMMON STOCK. In the event of a capital adjustment resulting from a stock dividend, (other than a stock dividend in lieu of an ordinary cash dividend), stock split, reorganization, recapitalization, merger, consolidation, combination or exchange of shares or the like, the number of shares of Stock subject to the Plan and the number of shares under option in outstanding option agreements shall be adjusted in a manner consistent with such capital adjustment; provided, however, that no such adjustment shall require the Company to sell any fractional shares and the adjustment shall be limited accordingly. The price of any shares under option shall be adjusted so that there will be no change in the aggregate purchase price payable upon exercise of any such option. The determination of the Board as to any adjustment shall be final.

15.CORPORATE MERGERS AND OTHER CONSOLIDATIONS. The Board may also grant options having terms and provisions which vary from those specified in the Plan provided that any options granted pursuant to this Section 15 are granted in substitution for, or in connection with the assumption of, existing options granted by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to, or by reason of, a transaction involving a corporate merger, consolidation, acquisition or other reorganization to which the Company is a party.

16.OPTION AGREEMENTS. All options granted under the Plan shall be evidenced by written agreements (which need not be identical) in such form as the Board shall determine.

17.POWERS OF COMPANY NOT AFFECTED. The existence of the Plan or any options granted under the Plan shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

18.AMENDMENT, SUSPENSION AND TERMINATION OF PLAN. The Board shall have the right to amend, suspend or terminate the Plan at any time, provided, however, that no such amendment, suspension or termination shall (a) without the Employee's consent, alter or impair any of the rights or obligations under any option previously granted to an Employee and (b) no amendment shall be made to the Plan, unless approved by the shareholders of the Company, which (i) materially modifies the eligibility requirements as provided in Section 3,
(ii) increases the total number of shares of Stock (except pursuant to a capital adjustment as provided in Section 14) or (iii) materially increases the benefits accruing to participants under the Plan.

19.EFFECTIVE DATE AND TERM OF PLAN. The effective date of the Plan is the date of its adoption by the Board, April 23, 1987. The Plan shall terminate on January 1, 1997, or on such earlier date as may be determined by the Board. Termination of the Plan, however, shall not affect the rights of optionees under options theretofore granted to them, and all unexpired options shall continue in force and operation after termination of the Plan except as they may lapse or be terminated by their own terms and conditions.

20.TAX WITHHOLDING. The Company may deduct and withhold from any cash otherwise payable to the Employee such amount as may be required for the purpose of satisfying the Company's obligation to withhold federal, state or local taxes. Further, in the event the amount so withheld is insufficient for such purpose, the Company may require as a condition precedent to the issuance or transfer of any shares of Stock upon exercise of any option that the Employee pay to the Company upon its demand or otherwise make arrangements satisfactory to the Company for payment of, such amount as may be requested by the Company in order to satisfy its obligation to withhold any such taxes. If the amount so requested is not paid, or if such arrangements are not made, the Company may refuse to issue or transfer shares of Stock upon exercise of the option.

With the consent of the Board (or, in the case of any option granted to an Employee who is also a director of the Company, the Committee), an Employee may be permitted to satisfy the Company's withholding tax requirements by electing to have the Company withhold shares of Stock otherwise issuable to the Employee or to deliver to the Company shares of Stock having a fair market value on the date income is recognized pursuant to the exercise of an option equal to the amount required to be withheld. The election shall be made in writing and shall be made according to such rules and in such form as the Board (or the Committee) may determine.

21.RIGHTS AS A SHAREHOLDER. An Employee shall have no rights as a shareholder with respect to shares covered by an option until the date of issuance of stock certificates to him and only after such shares are fully paid. No adjustment will be made for dividends or other rights for which the record date is prior to the date such Stock is issued.

22.REQUIREMENTS OF LAW. The granting of options and the issuance of shares of Stock upon the exercise of an option shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.